                                                                      Exhibit 21

                               ARVINMERITOR, INC.
                                  SUBSIDIARIES

The following lists the subsidiaries, direct and indirect, of ArvinMeritor, Inc., and their state or other jurisdiction of incorporation or organization, along with ownership percentage (directly or indirectly) as of September 30, 2004.

                   NAME                                 JURISDICTION          OWNERSHIP %
                   ----                                 ------------          -----------
AVM, Inc.                                              South Carolina             100%
Arvin RCI, B.V.                                        Netherlands                100%
Arvin Canada Holding Limited                           Canada                     100%
Arvin Cayman Islands, Ltd.                             Cayman Islands            99.9%
Arvin Convertidores Cataliticos S.A. de C.V.           Mexico                     100%
Arvin de Mexico S.A. de C.V.                           Mexico                   99.99%
Arvin European Holdings (UK) Limited                   England & Wales            100%
Arvin European Holdings (UK) Limited French Branch     France                     100%
Arvin Exhaust de Venezuela                             Venezuela                  100%
Arvin Exhaust India Pte. Ltd.                          India                    98.00%
Arvin Exhaust of Canada Ltd.                           Canada                     100%
Arvin Exhaust, s.r.o.                                  Czech Republic           66.00%
Arvin Exhaust (Thailand) Company, Ltd.                 Thailand                   100%
Arvin France SAS                                       France                     100%
Arvin Industries Foreign Sales Corporation             U.S. Virgin Islands        100%
Arvin International Holdings, LLC                      Delaware                   100%
Arvin International Holland B.V.                       Netherlands                100%
Arvin International (UK) Limited                       England & Wales            100%
Arvin Motion Control Limited                           England & Wales            100%
ArvinMeritor, Inc.                                     Nevada                     100%
ArvinMeritor A&ET                                      France                   99.99%
ArvinMeritor A&ET B.V.                                 Netherlands                100%
ArvinMeritor A&ET GmbH                                 Germany                    100%
ArvinMeritor A&ET, S.A.                                Spain                      100%
ArvinMeritor A&ET SpA                                  Italy                      100%
ArvinMeritor A&ET Limited                              England & Wales            100%
ArvinMeritor A and ET SA (Proprietary) Limited         South Africa               100%
ArvinMeritor B.V.                                      Netherlands                100%
ArvinMeritor CV Aftermarket B.V.                       Netherlands                100%
ArvinMeritor CV Aftermarket, S.A.                      Spain                      100%
ArvinMeritor CV Aftermarket SAS                        France                     100%

Exhibit 21
Subsidiaries
Page 2

                        NAME                                           JURISDICTION                OWNERSHIP %
                        ----                                           ------------                -----------
ArvinMeritor CV Aftermarket S.r.l.                             Italy                                  100%
ArvinMeritor CV Aftermarket Limited                            England & Wales                        100%
ArvinMeritor CVS Axles France SAS                              France                                  51%
ArvinMeritor CVS (Shanghai) Ltd.                               China                                  100%
ArvinMeritor GmbH                                              Germany                                100%
ArvinMeritor LVS-Brussels                                      Belgium                                100%
ArvinMeritor LVS Espana, S.A.                                  Spain                                  100%
ArvinMeritor Gifhorn                                           Germany                                100%
ArvinMeritor LVS Liberec A.S.                                  Czech Republic                         100%
ArvinMeritor OE, LLC                                           Delaware                               100%
ArvinMeritor OE, LLC - UK Establishment                        England & Wales                        100%
ArvinMeritor OE, LLC  - Czech Branch                           Prague                                 100%
ArvinMeritor OE, LLC - Spanish Branch                          Spain                                  100%
ArvinMeritor Argentina S.A.                                    Argentina                            99.99%
ArvinMeritor Assembly, LLC                                     Delaware                               100%
ArvinMeritor Brake Holdings, Inc.                              Delaware                               100%
ArvinMeritor Canada                                            Canada                                 100%
ArvinMeritor Canada Holdings Inc.                              Canada                                 100%
ArvinMeritor Commercial Vehicle Aftermarket AG                 Zurich Canton, Switzerland             100%
ArvinMeritor Commercial Vehicle Systems de Mexico,
S.A. de C.V.                                                   Mexico                                 100%
ArvinMeritor do Brasil Sistemas Automotives Ltda.              Brazil                                 100%
ArvinMeritor Emissions Technologies GmbH                       Germany                                100%
ArvinMeritor Emission Technologies SA (Proprietary) Limited    South Africa                           100%
ArvinMeritor Finance (Barbados) Inc.                           Barbados                               100%
ArvinMeritor Finance Canada Inc.                               Canada                                 100%
ArvinMeritor Finance France SNC                                France                                 100%
ArvinMeritor Finance Ireland                                   Ireland                                100%
ArvinMeritor Finance Nova Scotia                               Nova Scotia                            100%
ArvinMeritor Gifhorn                                           Germany                                100%
ArvinMeritor Holdings SNC                                      France                                 100%
ArvinMeritor Holdings France SAS                               France                                 100%
ArvinMeritor Holdings France SNC                               France                                 100%
ArvinMeritor International Holdings, Inc.                      Delaware                               100%
ArvinMeritor Investment (Luxembourg) Limited                   England & Wales                        100%
ArvinMeritor Investment (Luxembourg) Limited - Dublin Branch   Ireland                                100%
ArvinMeritor Japan K.K.                                        Japan                                  100%
ArvinMeritor Italiana S.p.A.                                   Italy                                  100%

Exhibit 21
Subsidiaries
Page 3

                            NAME                                  JURISDICTION                 OWNERSHIP %
                            ----                                  ------------                 -----------
ArvinMeritor Light Vehicle Systems Australia (Pty.) Limited    Australia                          100%
ArvinMeritor Light Vehicle Systems (Chongqing) Co. Ltd.        China                              100%
ArvinMeritor Light Vehicle Systems Sp.z o.o.                   Poland                             100%
ArvinMeritor Light Vehicle Systems (UK) Limited                England & Wales                    100%
ArvinMeritor Light Vehicle Systems - France                    France                             100%
ArvinMeritor Light Vehicle Systems Korea Limited               Korea, Republic of                 100%
ArvinMeritor Light Vehicle Systems (Shanghai) Co., Ltd.        China                              100%
ArvinMeritor Limited                                           England & Wales                    100%
ArvinMeritor Pension Trustees Limited                          England & Wales                    100%
ArvinMeritor Receivables Corporation                           Delaware                           100%
ArvinMeritor Suspension Holdings, Inc.                         Delaware                           100%
ArvinMeritor Suspension Systems S.r.l.                         Italy                              100%
ArvinMeritor Technology, LLC                                   Delaware                           100%
ArvinMeritor (Thailand) Co., Ltd.                              Thailand                         99.94%
ArvinMeritor Thailand, LLC                                     Delaware                           100%
Arvin Replacement Products SAS                                 France                             100%
Arvin Replacement Products S.r.L.                              Italy                              100%
Arvin Replacement Products Finance, LLC                        Delaware                           100%
Arvin Replacement Products Limited                             England & Wales                    100%
Arvin Ride Control Products, Inc.                              Canada                             100%
Arvin Technologies, Inc.                                       Michigan                           100%
Arvinyl West, Inc.                                             California                         100%
Belgium Branch of Meritor LVS France                           Belgium                            100%
Carvica, C.A.                                                  Venezuela                          100%
Carvicay Ltd.                                                  Cayman Islands                     100%
Carvierca C.A.                                                 Venezuela                          100%
Delta Acquisition Corp.                                        Virginia                           100%
Euclid Industries, LLC                                         Delaware                           100%
Euclid Industries Canada Ltd.                                  Canada - Ontario                   100%
Financiere Rosi SAS                                            France                             100%
Gabricay Ltd.                                                  Venezuela                          100%
Gabriel de Venezuela, C.A.                                     Venezuela                        50.90%
Gabriel Europe                                                 France                             100%

Exhibit 21
Subsidiaries
Page 4

                          NAME                                                  JURISDICTION                            OWNERSHIP %
                          ----                                                  ------------                            -----------
Gabriel Europe, Inc.                                           Delaware                                                    100%
Gabriel International, Inc.                                    Panama                                                      100%
Gabriel Ride Control Products, Inc.                            Delaware                                                    100%
Gabriel SA (PTY) Ltd.                                          South Africa                                                100%
INDI, S.A.                                                     Mexico                                                      100%
MSS Holdings, Limited                                          Canada - Ontario                                            100%
Maremont Corporation                                           Delaware                                                    100%
Maremont Exhaust Products, Inc.                                Delaware                                                    100%
Meritor I Acquisition Corporation                              Delaware                                                    100%
Meritor HVS AB                                                 Sweden                                                      100%
Meritor HVS (India) Ltd.                                       India                                                     51.00%
Meritor HVS Istanbul Irtibat Burosu                            Turkish branch of Italian Company (Meritor                  100%
                                                               HVS Cameri-Istanbul Liaison office)
Meritor LVS, S.A. de C.V.                                      Mexico                                                      100%
Meritor LVS Zhenjiang Co. Ltd.                                 Peoples Republic of China                                   100%
Meritor LVS Zhenjiang (II) Co. Ltd.                            People's Republic of China                                  100%
Meritor Automotive FSC Limited                                 Barbados                                                    100%
Meritor Automotive Canada Inc.                                 Canada                                                      100%
Meritor Automotive Export Limited                              England & Wales                                             100%
Meritor Automotive (Proprietary) Limited                       South Africa                                                100%
Meritor Cayman Islands, Ltd.                                   Cayman Islands                                              100%
Meritor China Rep. Office                                      China                                                       100%
Meritor Clutch LLC                                             Delaware                                                    100%
Meritor Finance (Barbados) Limited                             Barbados                                                    100%
Meritor Finance Cayman Islands, Ltd.                           Cayman Islands                                              100%
Meritor Finance Netherlands B.V.                               Netherlands                                                 100%
Meritor France                                                 France                                                      100%
Meritor Golde GmbH                                             Germany                                                     100%
Meritor Golde GmbH & Co. KG                                    Germany                                                     100%
Meritor Golde Portugal Sistemas de Estruturas e Carrocerias,   Portugal                                                    100%
Lda.
Meritor Heavy Vehicle Braking Systems (UK) Limited             England & Wales                                             100%
Meritor Heavy Vehicle Braking Systems (U.S.A.), Inc.           Delaware                                                    100%
Meritor Heavy Vehicle Systems B.V.                             Netherlands                                                 100%
Meritor Heavy Vehicle Systems, LLC                             Delaware                                                    100%
Meritor Heavy Vehicle Systems SAS                              France                                                      100%
Meritor Heavy Vehicle Systems Australia Ltd.                   Australia - Victoria                                        100%
Meritor Heavy Vehicle Systems Cameri SpA                       Italy - Novara                                              100%

Exhibit 21
Subsidiaries
Page 5

                     NAME                                      JURISDICTION        OWNERSHIP %
                     ----                                      ------------        -----------
Meritor Heavy Vehicle Systems de Venezuela S.A.                Venezuela             99.99%
Meritor Heavy Vehicle Systems Espana S.A.                      Spain                   100%
Meritor Heavy Vehicle Systems (Ireland) Limited                Irish Republic          100%
Meritor Heavy Vehicle Systems Limited                          England & Wales         100%
Meritor Heavy Vehicle Systems (Manufacturing) Limited          England & Wales         100%
Meritor Heavy Vehicle Systems (Mexico), Inc.                   Delaware                100%
Meritor Heavy Vehicle Systems (Singapore) Pte., Ltd.           Delaware                100%
Meritor Heavy Vehicle Systems (Venezuela), Inc.                Delaware                100%
Meritor Heavy Vehicle Systems Verona S.r.l.                    Italy                   100%
Meritor Holdings Netherlands B.V.                              Netherlands             100%
Meritor Huayang Vehicle Braking Company, Ltd.                  China                 60.00%
Meritor Light Vehicle Systems Argentina S.A.                   Argentina               100%
Meritor Light Vehicle Systems India Private Limited            India                 99.99%
Meritor Light Vehicle Systems (Spain) Inc.                     Delaware                100%
Meritor Luxembourg S.a.r.l.                                    Luxembourg              100%
Meritor Management Corp.                                       Delaware                100%
Meritor Management Corporation - Czech Permanent               Czech Republic          100%
Establishment
Meritor Mexicana Holdings, S.A. de C.V.                        Mexico                  100%
Meritor Netherlands B.V.                                       Netherlands             100%
Meritor Suspension Systems Company, Inc.                       Delaware                100%
Meritor Suspension Systems Company, U.S.                       Delaware              57.15%
Meritor Suspension Systems Company (an Ontario general         Canada - Ontario      57.15%
partnership)
Meritor Suspension Systems Company Limited                     England & Wales         100%
Meritor Suspension Systems Exports Limited                     England & Wales         100%
Meritor Suspension Systems Holdings UK Limited                 England & Wales       57.15%
Meritor Technology, LLC                                        Delaware                100%
Meritor Transmission Corporation                               Delaware                100%
Nippon Bodei Sisutemuzu Kabushiki-Kaisha                       Japan                 65.00%
Novaferra Eisen Abgastechnologie GmbH                          Germany                 100%
Purolator Products Company                                     Delaware                100%
Purolator Products NA, Inc.                                    Delaware                100%
Roll Coater, Inc.*                                             Indiana                 100%
Romax Uitlaatsysteme B.V.                                      Netherlands             100%
SIR SAS (Societe Industrielle de Rupt SAS)                     France                  100%

* The stock of Roll Coater, Inc. was sold to a third party on November 24, 2004.

Exhibit 21
Subsidiaries
Page 6

                  NAME                                              JURISDICTION                  OWNERSHIP %
                  ----                                              ------------                  -----------
Schrader Far East Ltd.                                         Hong Kong                              100%
Servicios Corporativos ArvinMeritor, S.A. de C.V.              Mexico                                 100%
Singapore Location                                             Singapore                              100%
Sinterizados S.A.                                              Venezuela                              100%
Super Diesel, S.A.                                             Mexico                                 100%
Suspensys Sistemas Automotivos Ltda.                           Brazil                               53.18%
Tempered Tools Limited                                         England & Wales                        100%
Tyseley Estates Limited                                        England & Wales                        100%
Wilmot-Breeden (Holdings) Limited                              England & Wales                        100%
Xuzhou Meritor Axles Co. Ltd.                                  Peoples Republic of China            60.00%
Zeuna Starker Produzioni Italia SpA                            Italy                                   80%
Zeuna Starker Magyarorszagi Kft.                               Hungary                                100%
Zeuna Starker South Africa (Pty.) Limited                      South Africa                           100%
Zeuna Starker USA, Inc.                                        South Carolina                         100%